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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-78671, 333-36806 and 333-61320) of Scient
Corporation, of our report dated April 23, 2001 relating to the consolidated financial statements which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

San Jose, California
June 28, 2001